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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                 April 17, 1996
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-7543                   94-1278569
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                           85004-2209
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
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Item 5. Other Events.

        FINOVA Capital Corporation today announced revenues, net income and selected financial data and ratios for the first quarter ended March 31, 1996 (unaudited).

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits:

                  Exhibits                           Title
               --------------       --------------------------------------------
                     28             Press Release of FINOVA Capital Corporation
                                    dated April 17, 1996


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           FINOVA CAPITAL CORPORATION

                                  (Registrant)



Dated: April 18, 1996        By   /s/  Bruno A. Marszowski
                                ------------------------------------------------
                                Bruno A. Marszowski, Senior Vice President,
                                Chief Financial Officer
                                Principal Financial Officer/Authorized Officer




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